SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 17, 2003

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2292 Faraday Avenue

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Item 5.        Other Events.

                    On March 17, 2003, Isis Pharmaceuticals, Inc. (the “Company”) announced the results of its 600 patient Phase III clinical trial for Affinitak (formerly LY900003 or ISIS 3521) in combination with traditional cancer chemotherapy drugs to treat non-small cell lung cancer.  A copy of the Company’s press release dated March 17, 2003, relating to the results is attached hereto as Exhibit 99.1.

Item 7.        Exhibits.

99.1	Press Release dated March 17, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Isis Pharmaceuticals, Inc.

Dated: March 17, 2003	By:	/s/ B. LYNNE PARSHALL
B. Lynne Parshall
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1                                                                           Press Release dated March 17, 2003.